2022

Barings

CORPORATE INVESTORS

2022 Annual Report

BARINGS CORPORATE INVESTORS
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
INVESTMENT OBJECTIVE & STRATEGIES
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on May 18, 2023 at 8:00 A.M. (Eastern Time) in Charlotte, North Carolina, and virtually at the following website.
https://www.viewproxy.com/barings/broadridgevsm/

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.barings.com/mci; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2022 is available (1) on the Trust’s website at http://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
FORM N-PORT
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the
SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.barings.com/mci or upon request by calling, toll-free, 1-866-399-1516.
LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
BARINGS CORPORATE INVESTORS
c / o Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
1-866-399-1516
http://www.barings.com/mci
ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY 10154

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111
CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110
TRANSFER AGENT & REGISTRAR
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST Systems, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

Barings Corporate Investors
2022 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2022*

PORTFOLIO COMPOSITION AS OF 12/31/2021*

* Based on market value of total investments
In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative

Barings Corporate Investors
2022 Annual Report
benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on the Trust’s cost of capital and net investment income cannot yet be determined definitively. All of the Trust’s loan agreements with the Trust’s portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Trust and could have a material adverse effect on the Trust’s business, financial condition and results of operations.

Hypothetical growth of $10,000 Investment (unaudited)

$19,735
$14,843
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
1/1/2013
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns December 31, 2022	1 Year	5 Year	10 Year
Barings Corporate Investors	(5.66%)	5.79%	7.03%
Bloomberg Barclays U.S. Corporate High Yield Index	(11.19%)	2.31%	4.03%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

Barings Corporate Investors
2022 Annual Report
TO OUR SHAREHOLDERS
I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2022.
PORTFOLIO PERFORMANCE
The Trust’s net total portfolio rate of return for 2022 was 4.34%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $331,638,699 or $16.37 per share, as of December 31, 2022. This compares to $338,041,104 or $16.68 per share, as of December 31, 2021. The Trust paid a quarterly dividend of $0.24 per share the first two quarters of 2022, $0.26 for the third quarter, and $0.28 for the fourth quarter, for a total annual dividend of $1.02 per share, representing a 6.3% increase to the 2021 dividend. In 2021, The Trust paid a quarterly dividend of $0.24 per share for each of the four quarters, for a total annual dividend of $0.96 per share. Net taxable investment income for 2022 was $1.07 per share, including approximately $0.02 per share of non-recurring income, compared to 2021 net taxable investment income of $0.96 per share, which included approximately $0.14 per share of non-recurring income.
The Trust’s stock price decreased 12.6% during 2022, from $15.98 as of December 31, 2021 to $13.96 as of December 31, 2022. The Trust’s stock price of $13.96 as of December 31, 2022 equates to a 14.7% discount to the December 31, 2022 net asset value per share of $16.37. The Trust’s average quarter-end premium/discount for the 3-, 5-, 10- and 25-year periods ended December 31, 2022 was -12.2%, -6.0%, 1.8%, and 6.8%, respectively.
The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2022 and the Credit Suisse Leveraged Loan Index for the 1- and 3- and 5-year periods ended December 31, 2022 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	Credit Suisse Leveraged Loan Index
1 Year	4.34%	(11.19)%	(1.06)%
3 Years	8.93%	0.05%	2.34%
5 Years	8.68%	2.31%	3.24%
10 Years	10.16%	4.03%
25 Years	11.30%	5.86%
Past performance is no guarantee of future results
PORTFOLIO ACTIVITY
Consistent with the stated Investment Objective of the Trust, we continue to search for relative value, identifying investments that provide current yield as well as those with opportunities for capital gains. The Trust closed seven new private placement investments and 17 add-on investments in existing portfolio companies totaling $8.0 million during the fourth quarter. For the year, the Trust closed 30 new private placement investments and 58 add-on investments in existing portfolio companies. The add-on investments include additional term loans and equity co-investment as well as drawdowns on revolvers and delayed draw term loans. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2022 was $50.1 million, which was significantly lower than the $149.1 million of private placement investments made by the Trust in 2021. The lower investment amount can be attributed to fewer realizations in 2022.

Several macroeconomic risks continued during the quarter amid an uncertain environment for investors across the broader capital markets. Concerns, previously focused on COVID-19 and disrupted supply chains, swiftly shifted to inflation, the hiking of interest rates by central banks and the likelihood of a recession. While there continues to be levels of uncertainty and volatility we have not seen for some time, we take comfort that as bottom-up long-term investors we invest in high quality companies, in defensive sectors which we believe will perform through economic cycles (and volatile periods such as these). Both credit quality and capital structure of portfolio companies are key factors in our analysis, along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined and underwrite capital structures which will remain sound through economic cycles (and varying interest rate environments). We also seek to maintain a high level of portfolio diversification overall, looking at both industry and individual credit concentration. From a return perspective, the floating rate loans that constitute a majority of the portfolio provide some protection and higher returns in an inflationary environment. The North American Private

Barings Corporate Investors
2022 Annual Report
Finance team continues to see good investment opportunities, and while the activity, by number of investments and volume, was lower than the prior corresponding period, the quality of the investment opportunities remains high.
As market conventions have largely migrated to all senior capital structures, the Trust’s flexible Investment Objective has allowed for continued investing in small to middle market companies. As of December 31, 2022, 66% of the Trust’s investment portfolio is in first lien senior secured loans which provides strong risk adjusted returns for the Trust given the senior position in the capital stack. These investments have proven resilient to date. Junior debt comprised 16% of the Trust’s portfolio and we will continue to invest in junior debt when the capital structure and risk adjusted return is deemed appropriate. Equity co-investments alongside the debt investments (13% of the Trust’s portfolio) provide an opportunity for the Trust to realize capital gains in the future. Realized capital gains are typically retained to increase the earnings capacity of the Trust.
The Trust maintains liquidity based on the combined available cash balance and short-term investments of $13.2 million or 3.4% of total assets, and low leverage profile at 0.14x as of December 31, 2022. Given the migration of the portfolio towards more senior secured investments, the Trust arranged for a $30.0 million committed revolving credit facility with MassMutual (See Note 4). This facility coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits including potential access for portfolio companies to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
We had 8 companies exit from the Trust’s portfolio during 2022. This level of exit activity in the Trust’s portfolio was significantly below recent years as realization levels have ranged from 18-32 exits annually since 2014. In 7 of these exits, the Trust realized a positive return on its investment. This lower level of realization activity in 2022 highlights the impact of the macroeconomic risks on the middle market M&A and debt markets.
During 2022, the Trust had 2 portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies seeking to take advantage of lower interest rates and the abundance of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income. With the higher base rates, the level of refinancing activity the portfolio has experienced slowed in 2022 compared to prior years. Two portfolio companies paid dividends to the Trust on its equity holdings in those companies.

OUTLOOK FOR 2023
Two of the bigger questions in 2023 involve the Fed and the economy. Specifically, will the Fed continue raising interest rates throughout the year in order to combat inflation, potentially leading to a recession or will it slow the rate increases upon seeing evidence of lower inflation? Given the higher than expected PPI and CPI numbers released in February, there is a risk of more aggressive interest rate hikes as well as an increasing demand for products and services. This scenario raises the question as to whether supply chains can keep up with the renewed demand and whether we will see material increases in prices as a result of supply-chain bottlenecks, rising raw material and energy costs and labor shortages. Across the world, and particularly in regions with large manufacturing sectors which depend on international trade, these risks may be key. However, it is important to note that such issues do not affect every geography and sector the same. When constructing portfolios, we focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. In addition, our underwriting process includes forward-looking analysis that incorporates rising rates, higher input prices and increased labor costs, with a focus on their impact to interest coverage and other relevant ratios. Additionally, as the Trust portfolio has migrated to a higher percentage of first lien assets, our position as lender is further strengthened by the fact that we are lead or co-lead on over 80% of our first lien loans. As a lead or co-lead, we can influence the credit documents to ensure that we have appropriate protections and remedies in the event of any covenant violation or specific ‘ask” from the borrower or sponsor. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in our underwriting process and the current diversified portfolio to perform through the cycle.
As we enter 2023, default rates remain at relatively low levels, there appears to be plenty of both private equity and private debt capacity. While we expect the M&A activity to remain a bit subdued throughout the first quarter, our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception:

Barings Corporate Investors
2022 Annual Report
investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power.’ Through the growth of the Trust’s core earnings, we were able to increase each of the past two dividends, for a total annual dividend of $1.02 per share. The Trust’s 2022 net investment income of $1.03 per share, net of taxes, fully supported the full year 2022 dividend of $1.02 per share. Over the long term, we do anticipate further increases in the earnings power of the portfolio as a result of rising base rates. That said, our dividend strategy remains cautious due to (1) the uncertain impacts of significantly higher base rates on our portfolio companies and (2) a general desire to keep sufficient earnings margin on hand in the event the coming recession is more severe than our expectations.

As always, I would like to thank you for your continued interest in and support of Barings Corporate Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on Thursday, May 18, 2023.

Sincerely,

Christina Emery
President

Barings Corporate Investors
2022 Annual Report

2022 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/31/2022	$0.2400	$0.2400	$—	$—
Regular	8/29/2022	0.2400	0.2400	—	—
Regular	11/7/2022	0.2600	0.1192	0.0817	0.0591
Regular	12/30/2022	0.2800	0.2800	—	—
		$1.0200	$0.8792	$0.0817	$0.0591
The Trust did not have distributable net long-term gains in 2022.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$1.02	0.0670%	$0.0006	0.0670%	$0.0006	0%	$0.0000
*    Not available to individual shareholders
**    Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2022

BARINGS CORPORATE INVESTORS

Financial Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
December 31, 2022 2022 Annual Report

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $332,807,931)	$345,195,079
Corporate restricted securities - rule 144A securities at fair value
(Cost - $14,548,276)	13,639,162
Corporate public securities at fair value
(Cost - $9,237,530)	8,288,325

Total investments (Cost - $356,593,737)	367,122,566
Cash	13,211,936
Foreign currencies (Cost - $14,921)	13,923
Dividend and interest receivable	5,083,567
Receivable for investments sold	378,650
Deferred financing fees	54,140
Other assets	188,151
Total assets	386,052,933
Liabilities:
Note payable	30,000,000
Credit facility	16,000,000
Dividend payable	5,673,281
Investment advisory fee payable	1,036,371
Deferred tax liability	785,586
Tax payable	650,000
Interest payable	190,211
Accrued expenses	78,785
Total liabilities	54,414,234
Commitments and Contingencies (See Note 7)
Total net assets	$331,638,699
Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	277,870,328
Total distributable earnings	33,506,652
Total net assets	$331,638,699
Common shares issued and outstanding (28,054,782 authorized)	20,261,719
Net asset value per share	$16.37

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the year ended December 31, 2022 2022 Annual Report

Investment Income:
Interest	$28,079,065
Dividends	231,881
Other	354,579
Total investment income	28,665,525
Expenses:
Investment advisory fees	4,166,783
Interest and other financing fees	1,710,996
Trustees’ fees and expenses	398,400
Professional fees	401,706
Reports to shareholders	251,800
Custodian fees	33,600
Other	94,211
Total expenses	7,057,496
Investment income - net	21,608,029
Income tax, including excise tax expense	766,217
Net Investment income after taxes	20,841,812
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(655,262)
Income tax expense	(34,521)
Net realized loss on investments after taxes	(689,783)
Net decrease in unrealized appreciation of investments before taxes	(5,507,486)
Net increase in unrealized depreciation of foreign currency translation before taxes	(1,012)
Net increase in deferred income tax expense	(378,983)
Net increase in unrealized depreciation of investments and foreign currency transactions after taxes	(5,887,481)
Net loss on investments and foreign currency	(6,577,264)
Net increase in net assets resulting from operations	$14,264,548

See Notes to Consolidated Financial Statements 9

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the year ended December 31, 2022 2022 Annual Report

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$8,001,341
Purchases of portfolio securities	(61,247,239)
Proceeds from disposition of portfolio securities	42,994,642
Interest, dividends and other income received	24,047,718
Interest expenses paid	(1,662,121)
Operating expenses paid	(5,436,635)
Income taxes paid	(2,779,640)
Net cash provided by operating activities	3,918,066

Cash flows from financing activities:
Borrowings under credit facility	10,000,000
Repayments under credit facility	(2,000,000)
Cash dividends paid from net investment income	(19,856,485)
Financing fees paid	15,213
Net cash used for financing activities	(11,841,272)

Net decrease in cash & foreign currencies	(7,923,206)
Cash & foreign currencies - beginning of period	21,150,077
Effects of foreign currency exchange rate changes on cash and cash equivalents	(1,012)
Cash & foreign currencies - end of period	$13,225,859

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$14,264,548
Increase in investments	(5,529,621)
Increase in interest receivable	(2,075,595)
Decrease in receivable for investments sold	532,706
Decrease in other assets	183,092
Decrease in tax payable	(1,978,902)
Increase in deferred tax liability	378,983
Decrease in payable for investments purchased	(1,816,897)
Decrease in investment advisory fee payable	(50,163)
Increase in interest payable	48,875
Decrease in accrued expenses	(39,972)
Total adjustments to net assets from operations	(10,347,494)
Effects of foreign currency exchange rate changes on cash and cash equivalents	1,012
Net cash provided by operating activities	$3,918,066

See Notes to Consolidated Financial Statements 10

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors
2022 Annual Report

	For the year ended 12/31/2022	For the year ended 12/31/2021
Increase / (decrease) in net assets:
Operations:
Investment income - net	$20,841,812	$18,881,877
Net realized gain / (loss) on investments and foreign currency after taxes	(689,783)	10,325,015
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	(5,887,481)	23,601,138
Net increase in net assets resulting from operations	14,264,548	52,808,030
Dividends to shareholders from:
Net investment income	(17,814,328)	(19,451,250)
Net realized gains	(2,852,625)	—
Total increase / (decrease) in net assets	(6,402,405)	33,356,780
Net assets, beginning of year	338,041,104	304,684,324
Net assets, end of year	$331,638,699	$338,041,104

See Notes to Consolidated Financial Statements 11

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors
2022 Annual Report
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2022	2021	2020	2019	2018
Net asset value:
Beginning of year	16.68	$15.04	$15.24	$14.50	$15.22
Net investment income (a)	1.03	0.93	1.20	1.11	1.21
Net realized and unrealized gain/(loss) on investments	(0.32)	1.67	(0.44)	0.82	(0.73)
Total from investment operations	0.71	2.60	0.76	1.93	0.48
Dividends from net investment income to common shareholders	(0.88)	(0.96)	(0.96)	(1.20)	(1.20)
Dividends from realized gain on investments to common shareholders	(0.14)	—	—	—	—
Increase from dividends reinvested	—	—	—	0.01	—
Total dividends	(1.02)	(0.96)	(0.96)	(1.19)	(1.20)
Net asset value: End of year	$16.37	$16.68	$15.04	$15.24	$14.50
Per share market value: End of year	$13.96	$15.98	$13.18	$16.86	$14.70
Total investment return
Net asset value (b)	4.34%	17.57%	5.36%	13.71%	3.17%
Market value (b)	(5.66%)	29.13%	(15.95%)	23.77%	4.54%
Net assets (in millions):
End of year	$331.64	$338.04	$304.68	$308.25	$291.24
Ratio of total expenses to average net assets (c)	2.33%	2.78%	1.53%	2.33%	2.87%
Ratio of operating expenses to average net assets	1.58%	1.61%	1.54%	1.57%	1.71%
Ratio of interest expense to average net assets	0.51%	0.33%	0.35%	0.35%	0.35%
Ratio of income tax expense to average net assets	0.24%	0.84%	(0.36%)	0.42%	0.81%
Ratio of net investment income to average net assets	6.17%	5.84%	8.17%	7.41%	8.00%
Portfolio turnover	12%	45%	33%	21%	48%
(a) Calculated using average shares.
(b) Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c) Total expenses include income tax expense.

Senior borrowings:
Total principal amount (in millions)	$46	$38	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$8,210	$9,896	$11,156	$11,275	$10,708

See Notes to Consolidated Financial Statements 12

CONSOLIDATED SCHEDULE OF INVESTMENTS Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 104.09%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
8.80% Term Loan due 06/24/2025 (LIBOR + 4.750%)	$4,899,116	*	$4,854,114	$4,899,116
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
8.91% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,028,215	12/19/18	2,014,909	2,004,552
8.91% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$1,457,067	09/30/21	1,439,250	1,440,068
			3,454,159	3,444,620
Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.77% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$980,534	04/05/22	906,667	903,864
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	17,417
			924,172	921,281
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	119,716
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	30,876
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	150,592
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
10.43% Term Loan due 11/01/2029 (SOFR + 6.000%) (G)	$500,000	11/01/22	404,465	404,167

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.23% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$3,387,097	04/06/21	3,327,449	3,258,387
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	258,297
			3,440,352	3,516,684
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	469,467

See Notes to Consolidated Financial Statements 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
9.62% First Lien Term Loan due 11/02/2027 (LIBOR + 5.500%) (G)	$1,989,091	11/02/21	$1,084,299	$1,092,016

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
10.54% Term Loan due 11/22/2028 (SOFR + 6.500%) (G)	$483,871	12/01/22	405,045	404,839
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	18,000
			423,045	422,839
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.32% Term Loan due 07/15/2027 (SOFR + 5.000%) (G)	$929,573	07/15/22	870,672	870,478
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	25,801
			893,114	896,279
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,764,598	11/19/15	1,764,507	1,547,552
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	20,277
			1,989,807	1,567,829
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
8.98% Term Loan due 10/31/2025 (LIBOR + 4.250%)	$2,334,530	11/08/19	2,317,883	2,334,530

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.73% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$3,657,500	10/30/18	3,635,175	3,639,213

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	425,300
Common Stock (B)	425 shs.	08/17/15	425	639,562
			425,300	1,064,862
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.30% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	874,683	877,980
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	89,130
			965,683	967,110

See Notes to Consolidated Financial Statements 14

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.98% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$2,806,316	11/30/21	$2,087,334	$2,097,380
12.00% HoldCo PIK Note due 05/19/2028	$667,933	11/30/21	658,153	654,574
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	85,256
			2,835,231	2,837,210
Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	19,532
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	7,278
			160,380	26,810
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	365 shs.	07/18/22	361,055	367,811

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
10.48% Term Loan due 10/14/2027 (LIBOR + 5.750%) (G)	$2,944,130	10/14/21	2,641,360	2,637,547
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	242,009
			2,874,061	2,879,556
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
9.98% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,683,308	10/03/18	1,676,264	1,683,308

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.38% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$2,183,767	05/14/18	2,168,832	2,074,579

Cadent, LLC
A provider of advertising solutions driven by data and technology.
11.23% Term Loan due 09/07/2023 (LIBOR + 6.500%)	$1,809,277	09/04/18	1,802,298	1,763,442
11.23% Term Loan due 09/11/2023 (LIBOR + 6.500%)	$688,996	07/13/22	671,387	671,542
			2,473,685	2,434,984
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
10.98% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$4,966,036	12/13/21	4,410,156	4,365,426

See Notes to Consolidated Financial Statements 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.73% Term Loan due 12/27/2027 (LIBOR + 6.000%) (G)	$1,960,248	12/28/21	$1,778,395	$1,752,186
Limited Liability Company Unit (B) (F)	48,032 uts.	07/22/22	50,662	51,875
			1,829,057	1,804,061
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
13.00% Term Loan due 07/14/2028 (SOFR + 5.750%) (G)	$1,394,212	07/18/22	1,111,524	1,113,397
11.00% HoldCo PIK Note 07/14/2029	$242,372	07/18/22	237,385	237,741
			1,348,909	1,351,138
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.39% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,327,823	01/29/21	3,277,214	3,300,923
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	142,823
			3,390,117	3,443,746
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.82% Term Loan due 12/28/2027 (LIBOR + 4.500%) (G)	$1,931,552	02/14/22	1,733,403	1,708,302
9.29% Term Loan due 12/28/2027 (SOFR + 4.750%) (G)	$213,343	12/30/22	206,943	206,943
Preferred Stock (B)	55 shs.	02/14/22	55,101	102,747
			1,995,447	2,017,992
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.07% Term Loan due 04/17/2027 (SOFR + 7.750%)	$4,134,839	*	4,057,305	4,050,647
Limited Liability Company Unit B (B)	13,449 uts.	04/23/20	—	79,149
* 04/23/20, 10/30/20 and 11/18/20.			4,057,305	4,129,796

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,643,344	04/15/22	2,601,418	2,582,547
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	1,111,354
			3,476,418	3,693,901
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.57% Term Loan due 04/19/2028 (SOFR + 5.750%) (G)	$1,471,412	04/15/22	1,352,142	1,355,667

See Notes to Consolidated Financial Statements 16

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.24% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,209,156	01/30/20	$1,199,083	$1,154,744
Limited Liability Company Unit (B) (F)	2,575 uts.	*	103,121	48,410
* 01/30/2020 and 03/05/21.			1,302,204	1,203,154

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.23% Term Loan due 12/22/2026 (LIBOR + 5.500%)	$2,860,691	12/22/20	2,822,783	2,628,975

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.26% First Lien Term Loan due 09/30/2028 (SOFR + 6.000%) (G)	$479,804	11/02/22	373,167	372,854
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	19,231
			392,398	392,085
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.38% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$3,213,636	12/29/21	2,398,688	2,405,009
Common Stock (B)	4,483 shs.	12/29/21	190,909	169,741
			2,589,597	2,574,750
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11.00% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,712,365	2,842,000
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	355,436
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,460,913	3,197,436

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.48% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$3,309,176	10/01/21	3,256,803	3,270,568
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	134,656
			3,405,739	3,405,224
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
10.70% Term Loan due 07/01/2027 (LIBOR + 6.000%) (G)	$3,491,675	07/20/21	3,132,909	3,131,948

See Notes to Consolidated Financial Statements 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.70% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$3,407,080	11/22/21	$3,355,768	$3,274,204
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	163,193
			3,448,688	3,437,397
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.47% Term Loan due 12/30/2027 (LIBOR + 5.750%) (G)	$1,981,460	12/30/21	1,802,446	1,807,697

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
10.48% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$2,576,818	04/19/21	2,433,521	2,450,188

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	444,932

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
11.00% Term Loan due 09/14/2027 (LIBOR + 6.250%)	$1,457,043	09/14/21	1,434,113	1,440,503

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.50% (0.50% PIK) Senior Subordinated Note due 12/31/2023	$2,768,124	06/30/17	2,759,938	2,768,124
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,924,495
			3,566,854	4,692,619
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
11.70% Term Loan due 12/15/2025 (LIBOR + 5.750%)	$2,067,205	02/09/21	2,054,604	2,060,621

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.38% Term Loan due 11/05/2027 (LIBOR + 5.000%) (G)	$3,124,072	11/05/21	2,132,231	2,163,935

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	687,459
* 06/29/18 and 12/29/20.

See Notes to Consolidated Financial Statements 18

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	$254,058	$4,017,436

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.05% Second Lien Term Loan due 04/27/2030 (SOFR+ 7.250%)	$952,381	05/04/22	934,909	924,762
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	66,909
			1,002,172	991,671
Follett School Solutions
A provider of software for K-12 school libraries.
10.13% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$3,434,596	08/31/21	3,379,014	3,396,434
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	26,181
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,955
			3,400,942	3,428,570
Fortis Payments, LLC
A payment service provider operating in the payments industry.
9.93% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%) (G)	$1,000,000	10/31/22	606,591	605,000

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.48% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$3,248,438	05/21/21	2,089,169	2,154,688
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	275,145
			2,307,919	2,429,833
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	285,515
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	285,515
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	1,559,055	2,015,245
Common Stock (B)	2,835 shs.	03/27/13	283,465	34,313
			1,842,520	2,049,558

See Notes to Consolidated Financial Statements 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
10.73% Term Loan due 04/27/2027 (LIBOR + 6.000%)	$4,811,640	*	$4,796,098	$4,734,653
10.43% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$99,201	04/27/21	97,773	96,721
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	190,635
* 12/19/17 and 04/16/19.			5,100,165	5,022,009

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	286,886
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	286,886

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$3,809,484	11/17/21	3,643,486	3,617,105

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	592,291

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.38% Term Loan due 03/30/2027 (LIBOR + 5.000%)	$1,757,089	03/26/21	1,732,245	1,678,020

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
11.66% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,497,614	07/27/22	1,137,539	1,137,443

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.34% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$801,913	04/05/22	787,915	779,460

See Notes to Consolidated Financial Statements 20

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

IM Analytics Holdings, LLC (d.b.a. Noise & Vibration)
A provider of test and measurement equipment used for vibration, noise, and shock testing.
12.40% Term Loan due 11/22/2023 (LIBOR + 8.000%)	$910,648	11/21/19	$908,604	$870,579
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			908,604	870,579
i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
13.90% Term Loan due 03/31/2027 (SOFR + 8.645%)	$745,823	04/15/22	736,248	737,287
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	108,341
			854,010	845,628
JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
9.88% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$1,407,191	05/04/21	1,379,008	1,314,316

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.16% First Lien Term Loan due 12/20/2027 (LIBOR + 5.750%) (G)	$2,523,207	02/28/22	2,150,933	2,157,693
Common Stock (B) (F)	768 shs.	02/28/22	76,794	90,978
			2,227,727	2,248,671
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.12% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$2,572,888	11/18/20	1,717,819	1,718,927
10.12% First Lien Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$833,843	11/08/21	491,560	494,736
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	38,701
			2,250,488	2,252,364
Kings III
A provider of emergency phones and monitoring services.
10.40% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$1,000,000	08/31/22	744,577	745,646

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.48% Term Loan due 12/23/2027 (LIBOR + 4.750%) (G)	$3,477,223	02/07/22	2,970,120	2,979,096
Limited Liability Company Unit (B) (F)	9,186 uts.	02/07/22	9,186	11,391
			2,979,306	2,990,487
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.92% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$4,928,531	*	4,860,586	4,864,278
* 12/22/2020 and 09/09/2021

See Notes to Consolidated Financial Statements 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.32% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,247,828	07/14/22	$1,205,585	$1,207,491

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2024 (D)	$1,259,914	01/15/10	1,212,363	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2024 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—
Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
9.80% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,256,361	02/24/22	1,196,268	1,197,811

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,718	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
10.30% First Out Term Loan due 11/22/2025 (SOFR + 5.500%)	$1,006,327	11/25/19	996,440	1,006,327

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	25,184	—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	—
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	—

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.88% First Lien Term Loan due 07/30/2027 (LIBOR + 5.500%)	$2,370,000	08/09/21	2,333,617	2,170,920
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	141,000
			2,533,617	2,311,920

See Notes to Consolidated Financial Statements 22

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027	$1,212,308	06/27/22	$1,191,747	$1,161,391
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	546,700
			2,015,276	1,708,091
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
9.79% Incremental Term Loan due 08/21/2026 (LIBOR + 5.500%)	$1,630,439	11/05/21	1,605,694	1,605,379
9.79% Term Loan due 08/21/2026 (LIBOR + 5.500%)	$1,141,668	08/25/20	1,124,308	1,124,120
			2,730,002	2,729,499
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.23% First Lien Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$1,572,687	12/06/21	1,167,584	1,039,230
10.23% Incremental Term Loan due 12/06/2027 (LIBOR + 5.500%) (G)	$1,730,619	12/28/21	1,705,485	1,564,479
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	105,502
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	—
			3,052,393	2,709,211
National Auto Care
A provider of professional finance and insurance products and consulting services to auto, RV, and powersports dealerships.
9.45% First Lien Term Loan due 09/28/2024 (SOFR + 5.000%) (G)	$1,983,865	12/20/21	1,772,217	1,778,845

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
9.57% Term Loan due 02/01/2026 (LIBOR + 5.250%)	$2,357,082	02/10/21	2,328,805	2,317,628
9.57% Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$1,047,375	11/14/22	1,022,007	1,021,191
			3,350,812	3,338,819
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
9.47% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$1,543,538	10/01/21	1,519,106	1,525,508

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.14% Term Loan due 12/10/2028 (LIBOR + 5.750%) (G)	$1,953,600	12/20/21	1,654,063	1,657,034
10.14% Term Loan due 12/10/2028 (LIBOR + 5.750%) (G)	$226,174	04/29/22	222,099	222,664
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	45,137
			1,918,346	1,924,835

See Notes to Consolidated Financial Statements 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.30% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,341,108	03/31/22	$1,154,275	$1,157,954

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
9.54% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,447,675	12/30/20	3,378,800	3,390,661

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
9.00% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$3,268,593	12/23/19	3,236,078	3,213,027

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2023 (D)	$3,859,494	02/17/17	3,602,682	3,797,742
Common Stock Class B (B)	772,121 shs.	*	772,121	656,303
* 01/29/16 and 02/17/17.			4,374,803	4,454,045

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.29% Term Loan due 02/28/2024 (LIBOR + 6.000%)	$1,530,305	03/06/19	1,519,204	1,375,744

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
8.78% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$3,636,364	12/20/21	3,553,615	3,552,364
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	32,083
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	10,837
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	3,099
			3,553,615	3,598,383
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.13% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$3,819,252	11/14/17	3,793,608	3,681,759
11.13% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$770,566	09/29/20	753,860	742,826
			4,547,468	4,424,585

See Notes to Consolidated Financial Statements 24

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit (B)	1.51% int.	*	$375,000	$—
* 11/29/12 and 12/20/16.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
7.30% First Lien Term Loan due 12/03/2027 (LIBOR + 4.850%) (G)	$1,898,177	12/03/21	1,648,947	1,649,080
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	329,325
			1,945,290	1,978,405
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,170,983	07/31/14	2,159,212	744,647
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	744,647

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.72% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$2,952,845.00	11/15/21	2,594,979	2,555,165

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	—	183,715
Common Stock (B)	346,824 shs.	07/21/20	—	298,268
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	6,020
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	592
			436,067	488,595
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
9.59% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$1,705,484	03/15/22	1,288,835	1,293,310
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	59,226
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	137,419
			1,482,383	1,489,955

See Notes to Consolidated Financial Statements 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
10.59% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$487,866	11/01/22	$324,048	$323,641
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	13,300
			337,348	336,941
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.26% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,759,053	08/12/20	2,725,834	2,725,945
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	29,794
			2,770,637	2,755,739
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
9.48% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$3,218,893	12/09/20	3,162,074	3,166,089

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	595,745 uts.	11/13/17	374,731	1,596,597

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.14% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$1,922,330	11/15/21	1,883,700	1,822,369
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,947	60,789
			1,962,647	1,883,158
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
11.73% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$3,500,000	04/28/21	3,444,685	3,426,500
11.73% Incremental Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,120,000	11/15/21	1,100,992	1,096,480
			4,545,677	4,522,980
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
12.98% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,450,447	3,500,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.81% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,500,000	12/30/22	1,027,603	1,027,608

See Notes to Consolidated Financial Statements 26

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
9.13% Term Loan due 06/22/2024 (LIBOR + 4.750%)	$4,972,383	07/30/18	$4,940,695	$4,813,267

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.73% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$2,447,752	07/31/18	2,434,843	2,447,752

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.90% Term Loan due 10/23/2025 (LIBOR + 5.500%)	$4,799,742	*	4,734,227	4,703,747
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
10.70% Term Loan due 05/29/2024 (LIBOR + 6.000%)	$2,531,379	01/08/19	2,521,462	2,475,689

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.21% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$3,378,606	12/15/20	3,328,482	3,334,262
Common Stock (B)	59 shs.	12/16/20	59,372	73,416
			3,387,854	3,407,678
Sandvine Corporation
A provider of active network intelligence solutions.
12.38% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,458,047	3,444,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.23% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,702,890	07/27/18	3,672,229	3,373,332

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.18% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$3,481,646	12/16/21	2,369,814	2,397,499

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
9.13% Term Loan due 12/30/2026 (LIBOR + 4.750%) (G)	$3,439,263	12/30/20	3,127,114	3,142,711

See Notes to Consolidated Financial Statements 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.23% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$3,500,000	03/02/21	$3,425,045	$3,349,500

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
10.13% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$3,471,176	11/03/21	2,797,461	2,784,106

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	21,487,236

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
8.60% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$2,736,641	12/23/19	2,709,445	2,681,907
11.15% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$756,320	12/28/22	741,235	741,193
			3,450,680	3,423,100
Stackline
An e-commerce data company that tracks products sold through online retailers.
4.38% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$3,723,414	07/29/21	3,669,010	3,611,712
Common Stock (B)	2,720 shs.	07/30/21	85,374	102,422
			3,754,384	3,714,134
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.23% First Lien Term Loan due 12/02/2027 (LIBOR + 5.750%) (G)	$3,479,534	12/02/21	2,348,167	2,304,306

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	551,617
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	92,104
			377,922	643,721
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.88% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$1,881,173	07/02/21	1,726,673	1,736,730
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	156,109
			1,876,005	1,892,839

See Notes to Consolidated Financial Statements 28

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.00% (1.00% PIK) Senior Subordinated Note due 08/01/2024	$4,117,772	*	$4,078,325	$4,105,666
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	168,631
Common Stock (B)	139 shs.	**	213,007	569,805
* 07/31/15 and 12/21/20.			4,435,743	4,844,102
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
10.13% Term Loan due 10/14/2028 (LIBOR + 5.750%) (G)	$1,982,361	10/28/21	1,511,977	1,425,249

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.24% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$997,609	03/31/22	943,080	942,748

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.72% Term Loan due 12/20/2027 (LIBOR + 5.000%) (G)	$4,081,654	12/20/21	3,403,422	3,415,669

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,843,562	04/29/22	1,811,713	1,814,065
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	1,787,827
			3,482,739	3,601,892
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.68% Holdco PIK Note due 10/21/2028	$2,397,074	10/28/21	2,358,261	2,365,912
9.00% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$1,164,463	12/21/21	199,741	205,326
			2,558,002	2,571,238
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
10.13% Term Loan due 12/02/2026 (LIBOR + 5.750%)	$3,424,820	*	3,376,073	3,369,404
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.10% Second Lien Term Loan 03/31/2030 (SOFR + 7.500%)	$948,718	04/01/22	931,530	933,538
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	77,179
			982,812	1,010,717

See Notes to Consolidated Financial Statements 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	$—	$25,017

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
7.92% Term Loan due 02/10/2025 (LIBOR + 5.000%)	$1,623,627	02/13/20	1,611,617	1,579,789

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.48% Unitranche Term Loan due 02/19/2026 (LIBOR + 4.750%)	$3,446,316	02/25/21	3,404,558	3,399,575

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.50% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$2,444,733	01/23/15	2,274,400	2,444,733

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
11.14% Term Loan due 12/02/2026 (SOFR + 6.250%)	$4,432,547	*	4,378,099	4,304,003
11.14% First Lien Term Loan due 04/28/2029 (SOFR + 6.250%)	$510,061	11/15/21	501,774	495,270
* 12/13/2019 and 11/15/2021.			4,879,873	4,799,273

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
9.64% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$4,563,585	09/28/18	4,550,262	4,513,386
9.93% Term Loan due 09/28/2023 (LIBOR + 4.750%)	$372,470	10/27/21	369,900	368,373
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	133,907
			5,044,844	5,015,666
Turnberry Solutions, Inc.
A provider of technology consulting services.
9.19% Term Loan due 07/30/2026 (SOFR + 6.250%)	$3,347,125	07/29/21	3,299,246	3,296,918

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
8.30% Term Loan due 11/12/2024 (SOFR + 5.900%)	$4,291,595	*	4,264,172	4,115,639
* 11/29/18 and 03/25/19.

See Notes to Consolidated Financial Statements 30

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
10.03% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$4,566,667	12/14/20	$4,506,473	$4,493,600

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.23% Term Loan due 06/01/2028 (LIBOR + 5.500%)	$3,368,056	06/01/21	3,315,948	3,368,056
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	68,332
			3,354,315	3,436,388
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
9.99% Term Loan due 05/22/2024 (LIBOR + 5.600%)	$4,771,416	05/17/18	4,749,344	4,680,406

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	184,047

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	545,734

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
10.51% Term Loan due 11/30/2027 (LIBOR + 5.750%) (G)	$2,487,723	12/01/21	2,363,870	2,148,392
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	184,655
			2,667,249	2,333,047
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.64% Term Loan due 12/31/2025 (LIBOR + 5.250%)	$2,484,575	01/09/20	2,453,235	2,457,659
9.14% Term Loan due 01/10/2026 (LIBOR + 4.750%)	$590,621	09/21/20	580,508	581,024
			3,033,743	3,038,683
Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.58% Term Loan due 10/03/2029 (SOFR + 6.000%) (G)	$1,996,398	10/03/22	1,501,813	1,499,283

See Notes to Consolidated Financial Statements 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 108.20%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.48% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$2,079,264	02/09/22	$1,107,910	$1,114,121
Limited Liability Company Unit (B) (F)	65 uts.	02/09/22	65,036	80,610
			1,172,946	1,194,731

Total Private Placement Investments (E)			$332,807,931	$345,195,079

See Notes to Consolidated Financial Statements 32

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.11%: (H)

Bonds - 4.11%
American Airlines Inc.	11.750	07/15/2025	$1,000,000	$994,338	$1,072,599
AOC, LLC	6.625	10/15/2029	140,000	123,095	115,656
Carriage Purchaser Inc.	7.875	10/15/2029	1,000,000	765,902	710,000
Cogent Communications	7.000	06/15/2027	1,250,000	1,214,428	1,224,910
Coronado Finance Pty Ltd.	10.750	05/15/2026	437,000	431,010	446,833
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	707,502
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,047,545	698,375
CVR Energy Inc.	5.750	02/15/2028	1,000,000	930,473	870,500
Frontier Communications	8.750	05/15/2030	387,000	387,000	393,482
Neptune Energy Bondco PLC	6.625	05/15/2025	1,000,000	992,580	971,008
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	960,526	923,940
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,094,216	1,092,192
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	810,912
Terrier Media Buyer, Inc.	8.875	12/15/2027	1,020,000	986,938	767,754
The Manitowoc Company, Inc.	9.000	04/01/2026	1,000,000	987,949	937,693
Trident TPI Holdings Inc.	9.250	08/01/2024	1,000,000	988,197	950,386
Verscend Holding Corp.	9.750	08/15/2026	965,000	1,004,079	945,420
Total Bonds				14,548,276	13,639,162

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$14,548,276	$13,639,162

Total Corporate Restricted Securities				$347,356,207	$358,834,241
See Notes to Consolidated Financial Statements 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Corporate Public Securities - 2.50%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.02%
Almonde, Inc.	7.250	10.621	06/13/25	$940,734	$946,522	$696,482
Alpine US Bidco LLC	9.000	13.292	04/28/29	1,270,956	1,240,616	1,169,280
Edelman Financial Services	6.750	11.134	06/08/26	258,914	258,338	232,051
Front Line Power Construction LLC	12.500	17.150	11/01/28	491,680	462,002	547,928
Kenan Advantage Group Inc.	7.250	11.634	08/17/27	1,228,634	1,200,385	1,127,272
Magenta Buyer LLC	8.250	12.670	05/03/29	1,006,667	997,719	788,552
STS Operating, Inc.	8.000	12.384	04/25/26	1,000,000	1,010,000	952,500
Syncsort Incorporated	7.250	11.608	04/23/29	444,444	441,721	326,204
Wastequip, LLC	7.750	12.073	02/27/26	1,000,000	991,942	857,500
Total Bank Loans					7,549,245	6,697,769

Bonds - 0.45%
Genesis Energy, L.P.		6.500	10/01/25	675,000	654,856	645,104
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,003,653	850,590
Total Bonds					1,658,509	1,495,694

Common Stock - 0.03%
Chase Packaging Corporation (B)				9,541 shs	—	658
Orbital Energy Group Inc.				21,600 shs	29,776	17,730
Tourmaline Oil Corp				103,618 shs	—	76,474
Total Common Stock					29,776	94,862

Total Corporate Public Securities					$9,237,530	$8,288,325

Total Investments		110.70%			$356,593,737	$367,122,566
Other Assets		5.71				18,930,367
Liabilities		(16.41)				(54,414,234)
Total Net Assets		100.00%				$331,638,699

(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of December 31, 2022, the value of these securities amounted to $345,195,079 or 104.09% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of December 31, 2022, total unfunded commitments amounted to $18,655,475 and had unrealized depreciation of $(69,434) or (0.02)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 34

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.48%
Accurus Aerospace	$921,281
Applied Aerospace Structures Corp.	422,839
Bridger Aerospace	1,075,313
Compass Precision	3,693,901
CTS Engines	2,628,975
Narda-MITEQ (JFL-Narda Partners, LLC)	2,709,211
Sunvair Aerospace Group Inc.	4,844,102
Trident Maritime Systems	3,399,575
Trident TPI Holdings Inc.	950,386
Triumph Group, Inc.	850,590
21,496,173
AIRLINES - 1.48%
Aero Accessories	404,167
American Airlines Inc.	1,072,599
Echo Logistics	3,437,397
4,914,163
AUTOMOTIVE - 4.32%
Aurora Parts & Accessories LLC (d.b.a. Hoosier)	1,064,862
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	967,110
English Color & Supply LLC	4,692,619
JF Petroleum Group	1,314,316
Omega Holdings	1,157,954
Randy's Worldwide	336,941
Truck-Lite	4,799,273
14,333,075
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.79%
The Caprock Group	2,571,238
The Hilb Group, LLC	3,369,404
5,940,642
BUILDING MATERIALS - 1.22%
Decks Direct, LLC	2,574,750
New Enterprise Stone & Lime Co Inc.	923,940
Wolf-Gordon, Inc.	545,734
4,044,424
CABLE & SATELLITE - 0.21%
CSC Holdings LLC	698,375

CHEMICALS - 0.90%
Kano Laboratories LLC	2,252,364
Polytex Holdings LLC	744,647
2,997,011

Industry Classification:	Fair Value/ Market Value

CONSTRUCTION MACHINERY - 0.01%
Orbital Energy Group Inc.	$17,730

CONSUMER CYCLICAL SERVICES - 5.59%
Accelerate Learning	3,444,620
LYNX Franchising	4,864,278
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,207,491
Mobile Pro Systems	1,708,091
PPC Event Services	488,595
Prime Security Services, LLC	1,092,192
ROI Solutions	2,447,752
Turnberry Solutions, Inc.	3,296,918
18,549,937
CONSUMER PRODUCTS - 3.50%
AMS Holding LLC	469,467
Blue Wave Products, Inc.	26,810
Elite Sportswear Holding, LLC	444,932
gloProfessional Holdings, Inc.	2,049,558
Handi Quilter Holding Company (Premier Needle Arts)	286,886
HHI Group, LLC	592,291
Jones Fish	2,248,671
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Renovation Brands (Renovation Parent Holdings, LLC)	1,883,158
Terrybear	3,601,892
11,603,665

See Notes to Consolidated Financial Statements 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

DIVERSIFIED MANUFACTURING - 8.59%
Advanced Manufacturing Enterprises LLC	$—
AOC, LLC	115,656
F G I Equity LLC	4,017,436
HTI Technology & Industries Inc (Trident Motion Technologies)	1,137,443
MNS Engineers, Inc.	2,311,920
Reelcraft Industries, Inc.	1,596,597
Resonetics, LLC	4,522,980
Safety Products Holdings, Inc.	3,407,678
Standard Elevator Systems	2,304,306
Strahman Holdings Inc.	643,721
Tank Holding	942,748
The Manitowoc Company, Inc.	937,693
Therma-Stor Holdings LLC	25,017
Trystar, Inc.	5,015,666
Worldwide Electric Corporation	1,499,283
28,478,144

ELECTRIC - 1.68%
Dwyer Instruments, Inc.	3,131,948
Electric Power Systems International, Inc.	2,450,188
5,582,136
ENVIRONMENTAL - 1.44%
ENTACT Environmental Services, Inc.	2,060,621
Marshall Excelsior Co.	1,197,811
Northstar Recycling	1,525,508
4,783,940
FINANCIAL COMPANIES - 0.77%
Portfolio Group	2,555,165

FINANCIAL OTHER - 1.40%
Cogency Global	2,017,992
Edelman Financial Services	232,051
Fortis Payments, LLC	605,000
National Auto Care	1,778,845
4,633,888

Industry Classification:	Fair Value/ Market Value

FOOD & BEVERAGE - 4.80%
Alpine US Bidco LLC	$1,169,280
Del Real LLC	3,197,436
PANOS Brands LLC	4,454,045
Sara Lee Frozen Foods	3,373,332
Westminster Acquisition LLC	184,047
Woodland Foods, Inc.	2,333,047
Ziyad	1,194,731
15,905,918
GAMING - 0.24%
Scientific Games Holdings LP	810,912

HEALTHCARE - 7.16%
Cadence, Inc.	2,074,579
Ellkay	1,440,503
GD Dental Services LLC	285,515
Heartland Veterinary Partners	3,617,105
Home Care Assistance, LLC	1,678,020
Illumifin	779,460
Navia Benefit Solutions, Inc.	3,338,819
Office Ally (OA TOPCO, LP)	1,924,835
RedSail Technologies	3,166,089
TherOX, Inc.	—
UroGPO, LLC	4,493,600
Verscend Holding Corp.	945,420
23,743,945

INDEPENDENT - 0.29%
Neptune Energy Bondco PLC	971,008

INDUSTRIAL OTHER - 13.19%
ASPEQ Holdings	2,334,530
Cleaver-Brooks, Inc.	1,351,138
Concept Machine Tool Sales, LLC	1,203,154
E.S.P. Associates, P.A.	687,459
Front Line Power Construction LLC	547,928
IM Analytics Holdings, LLC (d.b.a. Noise & Vibration)	870,579
Kings III	745,646
Media Recovery, Inc.	1,006,327
PB Holdings LLC	1,375,744
Polara	1,978,405
Specified Air Solutions (dba Madison Indoor Air Solutions)	21,487,236
Stratus Unlimited	1,892,839
STS Operating, Inc.	952,500
See Notes to Consolidated Financial Statements 36

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

Tencarva Machinery Company	3,415,669
Wastequip, LLC	$857,500
World 50, Inc.	3,038,683
43,745,337
LOCAL AUTHORITY - 0.90%
LeadsOnline	2,990,487

MEDIA & ENTERTAINMENT - 4.30%
Advantage Software	150,592
ASC Communications, LLC (Becker's Healthcare)	896,279
BrightSign	2,879,556
Cadent, LLC	2,434,984
DistroKid	3,405,224
HOP Entertainment LLC	—
Music Reports, Inc.	2,729,499
Terrier Media Buyer, Inc.	767,754
The Octave Music Group, Inc. (fka TouchTunes)	1,010,717
14,274,605
METALS & MINING - 0.14%
Coronado Finance Pty Ltd.	446,833

MIDSTREAM - 0.20%
Genesis Energy, L.P.	645,104

OIL FIELD SERVICES - 0.02%
Petroplex Inv Holdings LLC	—
Tourmaline Oil Corp	76,474
76,474
PACKAGING - 1.28%
ASC Holdings, Inc.	1,567,829
Brown Machine LLC	1,683,308
Chase Packaging Corporation	658
Five Star Holding, LLC	991,671
4,243,466
PROPERTY AND CASUALTY - 1.09%
Pearl Holding Group	3,598,383

REFINING - 1.00%
CVR Energy Inc.	870,500
MES Partners, Inc.	—
Tristar Global Energy Solutions, Inc.	2,444,733
3,315,233
TECHNOLOGY - 26.74%
1WorldSync, Inc.	4,899,116
Almonde, Inc.	696,482

Industry Classification:	Fair Value/ Market Value

Amtech Software	1,092,016
Audio Precision	$3,639,213
Best Lawyers (Azalea Investment Holdings, LLC)	2,837,210
CAi Software	4,365,426
Cash Flow Management	1,804,061
CloudWave	3,443,746
Command Alkon	4,129,796
Comply365	1,355,667
DataServ	392,085
EFI Productivity Software	1,807,697
Follett School Solutions	3,428,570
GraphPad Software, Inc.	5,022,009
i-Sight	845,628
Magenta Buyer LLC	788,552
Options Technology Ltd	3,213,027
ProfitOptics	1,489,955
Recovery Point Systems, Inc.	2,755,739
REVSpring, Inc.	3,500,000
RPX Corp	4,703,747
Ruffalo Noel Levitz	2,475,689
Sandvine Corporation	3,444,000
Scaled Agile, Inc.	2,397,499
Smart Bear	3,349,500
Smartling, Inc.	2,784,106
Springbrook Software	3,423,100
Stackline	3,714,134
Syncsort Incorporated	326,204
Syntax Systems Ltd.	1,425,249
Transit Technologies LLC	1,579,789
U.S. Legal Support, Inc.	4,115,639
VitalSource	3,436,388
88,681,039
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	393,482

TRANSPORTATION SERVICES - 9.48%
AIT Worldwide Logistics, Inc.	3,516,684
Carriage Purchaser Inc.	710,000
eShipping	2,163,935
FragilePAK	2,429,833
Kenan Advantage Group Inc.	1,127,272
Omni Logistics, LLC	3,390,661
Pegasus Transtech Corporation	4,424,585
RoadOne IntermodaLogistics	1,027,608
Rock-it Cargo	4,813,267
See Notes to Consolidated Financial Statements 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

SEKO Worldwide, LLC	3,142,711
VP Holding Company	$4,680,406
31,426,962
WIRELESS - 0.37%
Cogent Communications	1,224,910

Total Investments - 110.70%
(Cost - $356,593,737)	$367,122,566

See Notes to Consolidated Financial Statements 38

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
2022 Annual Report

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
 A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $345,195,079 (104.09% of net assets) as of December 31, 2022 the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2022, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
 Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust is currently evaluating the impact of this guidance on its consolidated financial statements.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2022.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2022 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$31,889,626	$—	$13,639,162	$18,250,464
Bank Loans	280,142,336	—	—	280,142,336
Common Stock - U.S.	3,630,330	—	—	3,630,330
Preferred Stock	3,907,169	—	—	3,907,169
Partnerships and LLCs	39,264,780	—	—	39,264,780
Public Securities
Bank Loans	6,697,769	—	6,149,840	547,929
Corporate Bonds	1,495,694	—	1,495,694	—
Common Stock - U.S.	94,862	18,388	—	76,474
Total	$367,122,566	$18,388	$21,284,696	$345,819,482
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2022.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$269,649,451	Income Approach	Implied Spread	9.1% - 18.9%	11.8%

Corporate Bonds	$17,505,817	Income Approach	Implied Spread	13.3% - 22.5%	16.3%
	$744,647	Market Approach	Revenue Multiple	0.3x	0.3x

Equity Securities**	$42,657,421	Enterprise Value Waterfall Approach	Valuation Multiple	4.0x - 45.0x	12.2x
	$4,069,310	Market Approach	Revenue/EBITDA Multiple Blend	3.4x - 5.8x	3.4x
Certain of the Trust’s Level 3 securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $11,192,836 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2021	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2022
Restricted Securities
Corporate Bonds	$19,812,561	$747,923	$294,925	$(307,072)	$(2,297,873)	$—	$—	$18,250,464
Bank Loans	266,448,199	(2,890,933)	49,142,636	(6,219,894)	(26,337,672)	—	—	280,142,336
Common Stock - U.S.	2,597,553	450,177	900,324	(317,724)	—	—	—	3,630,330
Preferred Stock	3,555,582	97,159	416,156	(161,728)	—	—	—	3,907,169
Partnerships and LLCs	38,266,204	(921,274)	3,401,117	(1,481,267)	—	—	—	39,264,780
Public Securities
Bank Loans	2,220,737	(116,081)	707,173	—	(3,375)	1,146,942	(3,407,467)	547,929
Common Stock	82,031	(5,557)	—	—	—	—	—	76,474
Total	$332,982,867	$(2,638,586)	$54,862,331	$(8,487,685)	$(28,638,920)	$1,146,942	$(3,407,467)	$345,819,482
* For the year ended December 31, 2022, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
OID amortization	$1,082,497	$—
Net realized loss on investments before taxes	(1,072,358)	—
Net change in unrealized (depreciation) of investments before taxes	(2,648,725)	(7,628,729)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2022, the fair value of the Trust’s non-accrual assets was $9,829,122, or 2.7% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $14,039,904, or 3.9% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2022, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2022, the Trust did not have realized taxable long-term capital gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2022, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Retained Capital Losses
(802,821)	2,583,651	(1,780,830)
The Trusts’ current income tax expense as shown on the Statement of Operations included excise tax expense of $766,216 and income tax expense related to realized gains on investments of $34,521. The $34,521 of income tax expense on realized gains on investments included income tax expense related to the CI Subsidiary Trust as described in the table below of $(1,984) and $36,505 of capital gains tax.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The CI Subsidiary Trust had $138,931 of taxable income as of December 31, 2022.
The components of income taxes included in the CI Subsidiary Trust were as follows:

Income tax expense (benefit)
Current:
Federal	$107,219
State	(109,203)
Total current	$(1,984)
Deferred:
Federal	$287,662
State	91,321
Total deferred	378,983
Total income tax expense from continuing operations	$376,999
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2022, the CI Subsidiary Trust had $785,586 of net deferred tax liability.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2022 were as follows:

Deferred tax assets / (liabilities):
Business interest expense carryforward	$159,401
General business credit carryforward	538
Total deferred tax assets	159,939
Less valuation allowance	—
Net deferred tax asset	159,939
Unrealized gain on investments	(945,525)
Total deferred tax liabilities	(945,525)
Net deferred tax liability	$(785,586)
The CI Subsidiary Trust has valuation allowances of $0 and $0 as of December 31, 2022 and 2021, respectively. Management believes it is more likely than not that the deferred taxes will be realized.
The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2022.
A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2022 is as follows:

	Amount	Percentage
Provision for income taxes at the U.S. federal rate	$347,717	21.00%
State tax, net of federal effect	10,211	0.62%
True-up	19,071	1.15%
Income tax expense	$376,999	22.77%
Each of the Trust’s and the CI Subsidiary Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Trust and CI Subsidiary Trust file in various states and generally the prior four years remain subject to examination by each state’s respective taxing authority.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2022 are as follows:

Undistributed Ordinary Income	$16,358,778
Accumulated Net Realized Losses	(1,395,412)
Net Unrealized Appreciation	5,435,021
Other Temporary Differences / Subsidiary Trust	13,108,265
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2022:

Tax Cost	$361,686,559
Tax Unrealized Appreciation	23,858,251
Tax Unrealized Depreciation	(18,422,218)
Net Unrealized Appreciation	5,436,033
The tax character of distributions declared during the years ended December 31, 2022 and 2021 was as follows:

Distributions paid from:	2022	2021
Ordinary Income	$17,814,328	$19,451,250
Short-term capital gains	1,654,830	—
Long-term capital gains	1,197,795	—
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2022, the Trust incurred total interest expense on the Note of $1,059,000.
 The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
At December 31, 2022, management estimates the fair value of the Note to be $26,994,780. The fair value measurement of the Note is categorized as a Level 3 liability under ASC 820. The fair value of the Note is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $15,000,000, the unused amount shall be deemed to be in an amount equal to $15,000,000.
At December 31, 2022, management estimates the fair value of the Credit Facility to be $16,000,000. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
5. Purchases and Sales of Investments

	For the year ended 12/31/2022
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$57,712,037	$42,458,561
Corporate public securities	1,718,305	3,375
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.
At December 31, 2022, the Trust had the following unfunded commitments:

Delayed Draw Term Loans:
Investment	Unfunded Amount	Unfunded Value
Amtech Software	$727,273	$730,094
Best Lawyers	448,718	450,324
Dwyer Instruments, Inc.	301,532	301,936
Electric Power Systems International Inc	104,298	105,825
eShipping	594,564	600,598
Fortis Payments, LLC	370,000	369,155
FragilePAK	1,093,750	1,115,810
Heartland Veterinary Partners	93,333	89,812
HTI Technology & Industries Inc	204,545	204,532
Kano Laboratories LLC	1,150,988	1,152,595
Kings III	147,248	147,405
Portfolio Group	315,000	308,145
Randy's Worldwide	110,311	110,219
RoadOne IntermodaLogistics	262,299	262,300
Scaled Agile, Inc	582,664	587,336
SEKO Worldwide, LLC	253,704	256,009
Smartling, Inc.	411,765	410,180
Standard Elevator Systems	927,203	908,698
Stratus Unlimited	124,502	128,388
Syntax Systems Ltd	386,615	369,728
The Caprock Group	731,294	735,364
Worldwide Electric Corporation	310,559	309,599
Ziyad	575,973	577,694
	$10,228,138	$10,231,746

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report

Revolvers:
Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$60,981	$60,633
Aero Accessories	83,333	83,284
Amtech Software	145,455	146,160
Applied Aerospace Structures Corp.	64,516	64,489
ASC Communications, LLC	45,328	45,319
Best Lawyers	224,359	225,162
BrightSign	279,241	278,880
CAi Software	471,493	467,246
Cash Flow Management	149,254	147,258
Cleaver-Brooks, Inc.	121,095	121,301
Cogency Global	165,304	163,156
Comply365	109,756	110,019
DataServ	96,154	96,081
Decks Direct, LLC	763,636	765,139
EFI Productivity Software	146,023	146,410
eShipping	346,829	350,349
HTI Technology & Industries Inc	136,364	136,355
Jones Fish	329,114	329,996
Kings III	89,328	89,453
LeadsOnline	455,531	456,730
Magnolia Wash Holdings	19,238	19,304
Marshall Excelsior Co.	41,205	41,403
Narda-MITEQ	382,479	347,815
National Auto Care	196,078	196,833
Office Ally	266,249	266,654
Omega Holdings	163,038	163,951
Polara	218,094	218,109
ProfitOptics	387,097	388,102
Randy's Worldwide	39,277	39,238
RoadOne IntermodaLogistics	160,143	160,144
Scaled Agile, Inc	470,149	473,685
Smartling, Inc.	205,882	205,090
Standard Elevator Systems	147,119	143,380
Syntax Systems Ltd	67,413	58,443
Tank Holding Corp	36,364	36,349
Tencarva Machinery Company	619,093	620,950
The Caprock Group	215,035	215,786
Woodland Foods, Inc.	83,095	47,674
Worldwide Electric Corporation	136,646	136,340
Ziyad	359,983	361,059
	$8,496,771	$8,423,729

Total Unfunded Commitments	$18,724,909	$18,655,475
As of December 31, 2022 unfunded commitments had unrealized depreciation of $(69,434) or (0.02)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
8. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2022, the Trust paid its Trustees aggregate remuneration of $388,188. During the year, the Trust did not pay any compensation to Mr. Noreen, to Mr. Lloyd (who's term expired in May 2022), or to Mr. Mihalick (who was elected as a Trustee effective May 2022). Each of Messrs. Noreen, Lloyd and Mihalick is an “interested person” (as defined by the 1940 Act) of the Trust.
All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2022, Barings paid the compensation of the Chief Compliance Officer of the Trust.
Mr. Noreen is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Barings. Mr. Lloyd is an “affiliated person” (as defined by the 1940 Act) of Barings.
9. Certifications (Unaudited)
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.
10. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2022
	Amount	Per Share
Investment income	$6,017,736
Net investment income (net of taxes)	4,321,111	$0.21
Net realized and unrealized loss on investments (net of taxes)	(1,105,288)	(0.05)

	June 30, 2022
	Amount	Per Share
Investment income	$6,443,947
Net investment income (net of taxes)	4,734,192	$0.23
Net realized and unrealized loss on investments (net of taxes)	(7,552,322)	(0.37)

	September 30, 2022
	Amount	Per Share
Investment income	$7,796,334
Net investment income (net of taxes)	5,891,410	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,457,313	0.07

	December 31, 2022
	Amount	Per Share
Investment income	$8,407,508
Net investment income (net of taxes)	5,895,099	$0.30
Net realized and unrealized gain on investments (net of taxes)	623,033	0.03

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2022 Annual Report
11. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2022, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
On January 23, 2023, the Board ratified and approved the appointments of Joseph Evanchick as Vice President of the Trust, Andrea Nitzan as Principal Accounting Officer of the Trust, effective as of January 27, 2023.

On February 27, 2023, the Board ratified and approved the appointment of Robert Spengler, Jr. as Chief Compliance Officer of the Trust, Ashlee Steinnerd as Chief Legal officer of the Trust, and Alexandra Pacini as Secretary of the Trust.

Barings Corporate Investors
2022 Annual Report
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Barings Corporate Investors
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Barings Corporate Investors and subsidiary (collectively the “Trust”), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five‑year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians and agent banks; when replies were not received from custodians and agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of the Trust since 2004.
New York, New York
March 1, 2023

Barings Corporate Investors
2022 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Term expires 2024; Trustee since 2009	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings.	113
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2021), MassMutual Premier Funds (open-end investment company advised by MassMutual); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MassMutual); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); and Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

* Mr. Noreen is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Corporate Investors
2022 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick* (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since May 2022	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), and U.S. High Yield Research Analyst and Portfolio Manager (2008-2017), Barings LLC.	5	Trustee (since May 2022), Barings Participation Investors; Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).
* Mr. Mihalick is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his current position at Barings.

Barings Corporate Investors
2022 Annual Report
INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2023; Trustee since 2005	Private Investor (since 2005); Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2023; Trustee since 2013	Retired (since 2018); General Partner (1993-2018), Boston Ventures Management (private equity firm).	2	Trustee (since 2013), Barings Participation Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (72) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2024; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2	Trustee (since 2012), Barings Participation Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (2010-2017), Larkburger, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm).

Susan B. Sweeney (70) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	113	Trustee (since 2012), Barings Participation Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MassMutual); Trustee (2021-2022), MassMutual Access Pine Point Fund.

Barings Corporate Investors
2022 Annual Report
 INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2023; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities (investment banking); Managing Director (1981-1999), Bankers Trust/BT Securities (investment banking).	2
Trustee (since 2007), Barings Participation Investors; Member of the Board of Directors (since 1998), Board President (2002-2021), and Board Treasurer (since 2023), Peters Valley School of Craft (a non-profit arts organization); Member of the Board of Directors (since 2022) Cornelia Connelly Center (a nonprofit educational organization).

Barings Corporate Investors
2022 Annual Report
 OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020
Managing Director (since 2011), Director (2005-2011), Barings; President (since 2020), Vice President (2018-2020), Barings Participation Investors; Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher Hanscom (40) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer since December 2022; Treasurer Since 2017	Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings; Chief Financial Officer (since December 2022), Treasurer (since 2017), Barings Participation Investors; Trustee (since December 2022), Chief Financial Officer (since December 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Chief Financial Officer (since December 2022), Treasurer (2021-2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Jill Dinerman (46) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2020 until February 2023
Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Participation Investors; Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2020), Vice President and Secretary (2020-2021), Assistant Secretary (2019-2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Trustee and Chief Legal Officer (since September 2022), Barings Private Equity Opportunities and Commitments Fund; Secretary (since 2018), Barings Securities LLC; and Vice President, Secretary and Chief Legal Officer (2020-2021), Assistant Secretary (2019-2020), Barings Funds Trust (open-end Investment company advised by Barings).

Christopher DeFrancis (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since December 2022 until February 2023	Global Head of Compliance (since 2011), Barings; Chief Compliance Officer (since December 2022), Barings Participation Investors; Chief Compliance Officer (since December 2022), CI Subsidiary Trust and PI Subsidiary Trust; Chief Compliance Officer (since December 2022), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since December 2022), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since December 2022), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since December 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chief Compliance Officer (since December 2022), Barings Private Equity Opportunities and Commitments Fund.

Joseph Evanchick (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since January 2023	Managing Director (since 2012), Barings; Vice President (since January 2023), Barings Participation Investors.

Barings Corporate Investors
2022 Annual Report
OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Elizabeth Murray (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2020 until January 2023	Managing Director (since 2020), Director (2018-2020), Barings; Principal Accounting Officer (since 2020), Barings Participation Investors; Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Financial Officer (since 2021), Treasurer (2020-2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Operating Officer (since August 2022), Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Treasurer (since September 2022), Barings Private Equity Opportunities and Commitments Fund; Treasurer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Vice President of Financial Reporting (2012-2018), Barings BDC, Inc. (f/k/a Triangle Capital Corporation).

Andrea Nitzan (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since January 2023	Managing Director and Global Controller (since 2020), Barings; Principal Accounting Officer (since January 2023), Barings Participation Investors; Vice President (since January 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Ashlee Steinnerd (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since January 2023
Managing Director (since April 2022), Head of Regulatory and Registered Funds (since 2021), Director (2019-2022), Barings; Secretary (since 2020) Barings Participation Investors; Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Secretary (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Secretary (since September 2022), Barings Private Equity Opportunities and Commitments Fund; and Senior Counsel (2011-2019), Securities and Exchange Commission

Alexandra Pacini (30) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since January 2023
Associate Director (since 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Barings Participation Investors; Assistant Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Assistant Secretary (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Assistant Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Assistant Secretary (since September 2022), Barings Private Equity Opportunities and Commitments Fund; and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).

Barings Corporate Investors
2022 Annual Report
OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Sean Feeley (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Participation Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Jonathan Landsberg (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2020 until January 2023
Managing Director (since April 2022), Director (2018-2022), Barings; Vice President (since 2020), Barings Participation Investors; Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Financial Officer (since August 2022), Treasurer (2021-2022), Head of Investor Relations (2020-2022), Director of Finance (2020-2021), Assistant Director of Finance (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Financial Officer (since December 2022), Treasurer (2021-2022), Head of Investor Relations (2020-2022), Director of Finance (2020-2021), Barings Capital Investment Corporation (business development company advised by Barings); Treasurer and Chief Financial Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); and Research Analyst (2014-2018), Wells Fargo Securities.

Matthew Curtis (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since November 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since November 2022), Barings Participation Investors; Tax Officer (since November 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since August 2022), Barings BDC, Inc. (business development company advised by Barings); Tax Officer (since August 2022), Barings Capital Investment Corporation (business development company advised by Barings); Tax Officer (since August 2022), Barings Private Credit Corporation (business development company advised by Barings); Tax Officer (since August 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (since September 2022), Barings Private Equity Opportunities and Commitments Fund.

Robert Spengler, Jr. (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since February 2023	Principal Consultant, ACA Group; Chief Compliance Officer (since February 2023), Barings Participation Investors; Chief Compliance Officer (since February 2023), Barings Private Equity Opportunities and Commitments Fund.

* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on November 17, 2022.

Barings Corporate Investors
2022 Annual Report

APPROVAL OF INVESTMENT SERVICES CONTRACT
At a meeting of the Trustees held on November 17, 2022, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.
Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.
In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Nature, Extent and Quality of Services to be Provided by Barings to the Trust
In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.
Investment Performance
The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the Credit Suisse Leveraged Loan Index for the 3-month, year-to-date, 1-, 3- and 5-year periods, had outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, and had outperformed the S&P 500 Index for the 3-month, year-to-date and 1-year periods but underperformed the S&P 500 Index for the 3-, 5- and 10-year periods, in each case ended June 30, 2022. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.
Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits
In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also

Barings Corporate Investors
2022 Annual Report
advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Participation Investors compares favorably to the Trust’s advisory fee.
At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.
Economies of Scale
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

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DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS., Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Retired Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
David M. Mihalick Head of Private Assets, Barings	Clifford M. Noreen Head of Global Investment Strategy Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Christina Emery President	Andrea Nitzan Principal Accounting Officer	Alexandra Pacini Secretary
Ashlee Steinnerd Chief Legal Officer	Robert Spengler, Jr. Chief Compliance Officer	Christopher Hanscom Chief Financial Officer and Treasurer
Sean Feeley Vice President	Joseph Evanchick Vice President	Matthew Curtis Tax Officer

* Member of the Audit Committee

Barings
CORPORATE INVESTORS
2022 Annual Report

C16.959